UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2020

HELIX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300 Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2020 and June 2, 2020, Helix Technologies, Inc., a Delaware corporation (the “Company”), entered into subscription agreements (the “June Subscription Agreements”) with a total of 23 accredited investors (the “June Investors”). Pursuant to the June Subscription Agreements, the June Investors purchased 7,527,157 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $827,987, or $0.11 per share.

Previously, on May 20, 2020 and May 21, 2020, the Company entered into subscription agreements (the “May Subscription Agreements,” and together with the June Subscription Agreements, the “Subscription Agreements”) with a total of three accredited investors (the “May Investors,” and together with the June Investors, the “Investors”). Pursuant to the May Subscription Agreements, the May Investors purchased 3,636,364 shares of Common Stock, for an aggregate purchase price of $400,000, or $0.11 per share.

The foregoing descriptions of the Subscription Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Subscription Agreements, the form of which is attached hereto as Exhibit 10.55 and incorporated herein by reference

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The shares of Common Stock issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The Company issued the shares of Common Stock to the Investors in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each Investor represented to the Company that it was an “accredited investor” as defined in Rule 501(a) under the Securities Act and that such Investor’s shares of Common Stock were being acquired for investment purposes.

Item 3.03 Material Modification to Rights of Security Holders.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Pursuant to the provisions of the Company’s Certificate of Incorporation, the issuance of shares of Common Stock to the Investors pursuant to the Subscription Agreements at a purchase price of $0.11 per share resulted in an adjustment of the conversion prices of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), as follows:

•	the conversion price for the Series A Preferred Stock was decreased from $0.3253815 to $0.3110812, resulting in the number of shares of Common Stock issuable upon conversion increasing from 1,000,000 to 1,045,970; and

•	the conversion price for the Series B Preferred Stock was decreased from $0.3253815 to $0.3110812, resulting in the number of shares of Common Stock issuable upon conversion increasing from 13,784,201 to 14,417,856.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.55	Form of Subscription Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TECHNOLOGIES, INC.

Date: June 5, 2020	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer